UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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THE MAINSTAY FUNDS

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THE MAINSTAY FUNDS
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

September 22, 2009

To Our Shareholders of the MainStay Total Return Fund (the “Fund”):

At a meeting held on June 23, 2009, the Board of Trustees (the “Board”) of The MainStay Funds (the “Trust”) approved Epoch Investment Partners, Inc. (“Epoch”) to serve as a co-subadvisor to the Fund to manage the Fund’s equity investments, effective at the opening of the U.S. financial markets on June 29, 2009. MacKay Shields LLC (“MacKay Shields”) will continue to manage the fixed-income portion of the Fund and will be responsible for the Fund’s overall asset allocation.

New York Life Investment Management LLC (“New York Life Investments”) remains the Fund’s investment manager, oversees Epoch with respect to the equity portion of the Fund, and continues to oversee MacKay Shields with respect to the fixed-income portion of the Fund. Under the supervision of New York Life Investments, Epoch will be responsible for the portfolio management of the equity portion of the Fund, including making specific decisions about buying, selling and holding securities.

At the June 23, 2009 Board meeting, the Board also approved (i) the appointment of Dan Roberts and Michael Kimble of MacKay Shields as additional portfolio managers responsible for the overall asset allocation decisions for the Fund, as well as portfolio management of fixed income investments, effective on June 29, 2009; (ii) changing the Fund’s prospectus disclosure to reflect Epoch’s global equity yield strategy for equity investments, removing “U.S.” with regard to both equity and fixed income securities, and removing growth securities as a principal risk, effective August 14, 2009; (iii) changing the Fund’s equity benchmark index from the Russell 1000® Index to the MSCI World Index, effective August 14, 2009; and (iv) changing the Fund’s name from MainStay Total Return Fund to MainStay Income Builder Fund, effective on or about October 16, 2009.

This package contains more information about Epoch, the Fund and the actions taken by the Board. Please review this information and call us toll-free at 800-MAINSTAY (624-6782) if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions. We are not asking you for a proxy and you are requested not to send us a proxy.

Thank you for your continued investment in the Fund.

Sincerely,
Stephen P. Fisher President The MainStay Funds

IMPORTANT INFORMATION
FOR THE SHAREHOLDERS OF THE
MAINSTAY TOTAL RETURN FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission, this document is an Information Statement and is being furnished to shareholders of the MainStay Total Return Fund (the “Fund”), a series of The MainStay Funds (the “Trust”). New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager for the Fund.

The Order permits New York Life Investments, on behalf of the Fund and subject to the approval of the Board, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreements with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

Under the Order, if New York Life Investments retains, and the Board approves, an unaffiliated subadvisor for the Fund, the Fund must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Fund is providing you with this information because New York Life Investments and the Board approved Epoch Investment Partners, Inc. (“Epoch”) as co-subadvisor to the Fund to manage the Fund’s equity investments, effective at the opening of the U.S. financial markets on June 29, 2009. MacKay Shields LLC (“MacKay Shields”) will continue to manage the fixed-income portion of the Fund.

New York Life Investments will remain the Fund’s investment manager and will oversee Epoch and continue to oversee MacKay Shields. Under the supervision of New York Life Investments, Epoch will be responsible for the portfolio management of the equity investments of the Fund, including making the specific decisions about buying, selling and holding securities.

The Board reviews all advisory and subadvisory agreements annually.

This Information Statement is being mailed on or about September 25, 2009 to the shareholders of the Fund of record as of July 27, 2009 (the “Record Date”). The Fund will bear the expenses incurred in connection with preparing and distributing this Information Statement, which is estimated to be between $45,000 and $55,000.

As of the Record Date, the number of Fund shares issued and outstanding was as follows: Investor Class: 10,764,706.608; Class A: 13,552,115.731; Class B: 4,763,291.601; Class C: 122,603.532; and Class I: 3,827.339. Information on shareholders who owned beneficially more than 5% of each class of shares of the Fund as of the Record Date is set forth in Appendix A. To the knowledge of New York Life Investments, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY
AND WE ASK THAT YOU DO NOT SEND US A PROXY

BOARD CONSIDERATIONS FOR THE
APPOINTMENT OF EPOCH INVESTMENT PARTNERS, INC.
AS CO-SUBADVISOR TO THE MAINSTAY TOTAL RETURN FUND

At a special in-person meeting of the Board on June 23, 2009, the Board approved New York Life Investments’ recommendation to approve Epoch as the Fund’s co-subadvisor to manage the equity component of the Fund’s portfolio. MacKay Shields will continue to manage the fixed-income component of the Fund’s portfolio.

In connection with its consideration of New York Life Investments’ recommendation to approve Epoch as the Fund’s co-subadvisor, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Epoch’s qualifications to serve as the Fund’s co-subadvisor. On behalf of the Board, certain members of the Board’s Investment Committee conducted an in-person meeting with Epoch representatives at Epoch’s headquarters in New York City. The Contracts and Investment Committees each reviewed various matters relating to the proposed new subadvisory relationship between Epoch and New York Life Investments with respect to the Fund at their regularly scheduled meetings on June 17, 2009.

In reaching its decision to approve the Subadvisory Agreement, the Board considered information furnished to it by New York Life Investments and Epoch. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board particularly considered that New York Life Investments’ recommendation to approve Epoch as the Fund’s co-subadvisor is part of a larger initiative on the part of New York Life Investments to reposition and rationalize its investment capabilities.

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by Epoch; (iii) the costs of the services to be provided by Epoch from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s subadvisory fee.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows New York Life Investments to engage certain new subadvisors for the Fund with Board approval but without the approval of Fund shareholders. The Board took note of New York Life Investments’ belief that Epoch, with its significant equity management capabilities and strong historical equity investment performance track record, is well-qualified to serve as the Fund’s co-subadvisor. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that Epoch proposed to provide to the Fund. The Board evaluated Epoch’s experience in serving as manager of other similar portfolios. In this regard, the Board took note of the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, as well as Epoch’s reputation and financial condition. The Board also observed that the senior personnel at Epoch have a long history of managing assets across all sectors of the equity markets and that Epoch had approximately $5.7 billion in assets under management as of March 31, 2009, which was comprised substantially of equity securities. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board considered the Fund’s historical investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered information provided by New York Life Investments showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board compared the Fund’s historical investment performance to the investment performance of similar portfolios managed by Epoch, as well as the strength of Epoch’s resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategy, investment process, principal risks and primary benchmark index with respect to the equity component of the Fund to align it with Epoch’s proposed investment strategy and to the investment strategy and investment process of the fixed-income component of the Fund, as discussed further in the prospectus supplement, dated June 29, 2009. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Epoch as co-subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Subadvisory Agreement. In evaluating these estimated costs, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its shareholders. The Board did not consider profitability information from Epoch’s relationship with the Fund, since Epoch had not commenced its service as the Fund’s co-subadvisor at the time the Board considered its approval of the Subadvisory Agreement. However, the Board considered information provided by Epoch reflecting Epoch’s profitability with respect to similar mutual funds currently managed by Epoch. The Board will request information concerning the profitability of the Fund to Epoch the next time that the Board considers the approval of the Fund’s Subadvisory Agreement. The Board did consider, however, representations from New York Life Investments and Epoch that the fees to be paid to Epoch under the Subadvisory Agreement are the product of arm’s-length negotiations between New York Life Investments and Epoch.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s co-subadvisor. Additional information about the other business relationships in place between New York Life Investments, Epoch and their affiliates can be found in the section titled “Other Business Arrangements Between New York Life Investments and Epoch.”

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits to be realized by Epoch due to its relationship with the Fund will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board considered the Fund’s contractual management and subadvisory fee schedules, and noted that the management fee schedule provides for breakpoints at the $500 million and $1 billion asset levels. The Board also considered the extent to which the Fund historically has benefited from economies of scale through expense waivers and reimbursements, and noted the impact of voluntary expense limitation arrangements on certain of the Fund’s share classes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund’s fee and expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund continues to grow over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement. The Board considered that the fees to be paid to Epoch under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s management fee. New York Life Investments has proposed a subadvisory fee schedule payable to Epoch of 50% of the gross effective management fee of the Fund on their portion of assets under management, while the MacKay Shields subadvisory fee schedule would not change. The Board noted that Epoch will not share equally in any subsequent management fee modifications or breakpoints within three years after the date of the Subadvisory Agreement. After this three-year period, Epoch will share equally in any management fee modifications or breakpoints that are implemented subsequent to the date of the Subadvisory Agreement. The Board also noted that New York Life Investments will retain a smaller portion of its management fee under the new Subadvisory Agreement with Epoch as compared to the Subadvisory Agreement with MacKay Shields, which would no longer serve as the subadvisor to the equity portion of the Fund, and observed that because Epoch is not affiliated with New York Life Investments, approval of the Subadvisory Agreement will likely result in a decrease in the revenue New York Life Investments and its affiliates will receive with respect to the Fund. The Board acknowledged that, after evaluating the reasonableness of the Fund’s management fee in connection with a recent annual contract review process, it had concluded the Fund’s management fee was reasonable.

In reaching this conclusion, the Board also considered information provided by Epoch concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund.

Based on these considerations, the Board concluded that the Fund’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, supports the conclusion that the fees to be paid under the Subadvisory Agreement are reasonable.

Conclusion

On the basis of the information provided and its evaluation thereof, the Board unanimously voted to approve the new Subadvisory Agreement with Epoch.

INFORMATION ABOUT EPOCH INVESTMENT PARTNERS, INC.

Epoch was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of June 30, 2009, Epoch managed approximately $7.8 billion in assets. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company located at 640 Fifth Avenue, New York, New York 10019.

No officers or trustees of the Fund are officers, employees, directors, general partners or shareholders of Epoch. In addition, since the beginning of the Trust’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Epoch, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Epoch or its parent or subsidiaries. The names and principal occupations of the principal executive officers of Epoch, all located at 640 Fifth Avenue, 18th Floor, New York, New York, 10019, are listed below.

Name	Principal Occupation/Title
Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President and Head of Client Relations
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Chief Executive Officer and Chief Investment Officer

The Epoch investment team of William W. Priest, Eric Sappenfield and Michael A. Welhoelter who are jointly and primarily responsible for the day-to-day management of the equity investments of the Fund. Their biographical information is set forth below:

William W. Priest, CFA  Mr. Priest is Managing Director, Chief Investment Officer and Chief Executive Officer of Epoch. Mr. Priest has managed the MainStay Small Company Value Fund, MainStay All Cap Growth Fund, MainStay Small Cap Growth Fund, and the equity portion of the MainStay Total Return Fund since June 2009. Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Manage

ment Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Eric Sappenfield  Mr. Sappenfield has managed the equity portion of the MainStay Total Return Fund since June 2009. Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leeds & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane from 2002 to 2006 focusing on high yield bonds and equities of leveraged companies. Additional experience in his 21 year plus career includes senior analytical roles at The Carlyle Group, Travelers, and Jeffries and Co. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.

Michael A. Welhoelter, CFA  Mr. Welhoelter is a Managing Director of Epoch. Mr. Welhoelter has managed the MainStay Small Company Value Fund, MainStay All Cap Growth Fund, MainStay Small Cap Growth Fund, and the equity portion of the MainStay Total Return Fund since June 2009. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity Group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, is a CFA charterholder.

Epoch acts as adviser/subadvisor with respect to the following fund that has a similar investment objective as the Fund:

Fund Name	Assets as of 6/30/09	Effective Advisory/Subadvisory Fee
MainStay VP Total Return Portfolio	$254 million	50% of the effective gross management fee*

*	For reference, the management fee for the MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion, and 0.55% on assets in excess of $1 billion.

Investment Objectives, Principal Investment Strategy and Principal Risks of the Fund

The MainStay Total Return Fund’s investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

Principal Investment Strategy

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Investment Process

Equity Investments

The equity portion of the Fund will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. The Fund will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. The Subadvisor for the Fund’s equity portion, Epoch, desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.”

In determining which portfolio securities to purchase, the subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks Epoch finds attractive generally have valuations lower than Epoch’s perception of their fundamental value. Epoch may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, Epoch may evaluate, among other things, meaningful changes in the issuer’s financial condition, including a deceleration in revenue and earnings growth.

Debt Investments

The Fund may invest in debt securities of varying maturities. It is contemplated that the Fund’s long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody’s or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor for the fixed-income portion of the Fund, MacKay Shields. The Fund may invest in short-term and intermediate-term investment grade and non-investment grade debt securities. The Fund may invest up to 20% of its assets in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

Principal debt investments include U.S. government securities, corporate bonds and mortgage-related and asset-backed securities. The Fund may also enter into mortgage dollar roll and to be announced (“TBA”) securities transactions. The Fund may invest in foreign debt securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type. MacKay Shields may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, a decline in the security’s rating by S&P or Moody’s.

Principal Risks

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

•	interest rates;
•	issuer creditworthiness;
•	liquidity;
•	market conditions; and
•	maturities.

As part of the Fund’s fixed-income investment strategy, the Fund principally invests in high-yield debt securities (“junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund’s principal investments include mortgage-related and asset-backed securities, to be announced transactions and floaters, including inverse floaters. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risks of TBA securities transactions are increased credit risk and increased overall investment exposure.

The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

Consistent with its principal investment strategies, the Fund’s investments also include derivatives, such as futures, options, forward commitments and swap agreements. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

•	fluctuating currency values;
•	less liquid trading markets;
•	greater price volatility;
•	political and economic instability;
•	less publicly available information about issuers;
•	changes in U.S. or foreign tax or currency laws; and
•	changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund’s share price to be more volatile than that of a U.S. only fund.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Terms of the Subadvisory Agreement

The following is a summary of the Subadvisory Agreement with Epoch and is qualified in its entirety by reference to the form of Subadvisory Agreement attached hereto as Appendix B. The Subadvisory Agreement became effective on June 29, 2009 and will continue for an initial term ending in two years, unless sooner terminated as provided in the Agreement. Thereafter, the Subadvisory Agreement will continue for successive one year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (“1940 Act”), and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Fund’s management agreement with New York Life Investments and may be terminated by New York Life Investments or Epoch at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. The Subadvisory Agreement may also be terminated at any time on sixty (60) days’ prior written notice to Epoch and New York Life Investments without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

The Subadvisory Agreement provides that Epoch will not be liable to New York Life Investments, the Fund, or any shareholder of the Fund, for any act or omission in the course of, or connected with, its services under the Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from Epoch’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the new Agreement, or reckless disregard of its obligations or duties under the Agreement.

Management and Subadvisory Fees

The management fee for the Fund payable to New York Life Investments is an annual percentage of the Fund’s average daily net assets as follows: 0.64% on assets up to $500 million, 0.60% on assets from $500 million up to $1 billion, and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement.1

Under the Subadvisory Agreement, New York Life Investments (and not the Fund) pays Epoch a subadvisory fee, computed daily and payable monthly, at an annual rate of 50% of the gross effective management fee of the Fund based on Epoch’s allocated portion of assets under management. Effective three years after the date of the Subadvisory Agreement, Epoch will share equally in any management fee modifications or breakpoints for the Fund that are implemented subsequent to the date of the Subadvisory Agreement.

[1]	This fee is payable at annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

For the fiscal year ended October 31, 2008, no fees were paid by New York Life Investments to Epoch. If Epoch had served as subadvisor for the equity portion of the Fund during the fiscal year ended October 31, 2008, the aggregate subadvisory fees that would have been paid to Epoch under the terms of the Subadvisory Agreement, assuming all other factors to be equal, would have been $1,078,135.

All fees due to Epoch under the Subadvisory Agreement are paid by New York Life Investments and are not additional expenses of the Fund.

THERE WILL BE NO INCREASE IN MANAGEMENT FEES PAID BY
THE FUND TO NEW YORK LIFE INVESTMENTS IN CONNECTION WITH
THE APPOINTMENT OF EPOCH AS CO-SUBADVISOR TO THE FUND.

Other Business Arrangements Between New York Life Investments and Epoch

In consideration for Epoch’s services described herein, New York Life Investments will also pay Epoch an additional quarterly service fee over the three-year period following the adoption of four unaffiliated funds currently advised by Epoch (the “Epoch Funds”) that, among other factors, is based upon a percentage of the total assets that are acquired as a result of the proposed Epoch Fund adoptions. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three-year period following the adoption of the Epoch Funds. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the Fund and certain other Mainstay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

GENERAL INFORMATION

More information about the Fund, including the Statement of Additional Information and the Annual/Semi-Annual Report, is available, without charge, upon request. To obtain information, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

New York Life Investments serves as the investment manager and administrator to the Fund. The principal executive offices of New York Life Investments and the Fund are located at 51 Madison Avenue, New York, New York 10010.

NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, acts as the Fund’s transfer agent and dividend disbursing agent. The Fund’s distributor is NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Fund’s custodian is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900.

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

In effecting purchases and sales of Fund securities for the account of the Fund, Epoch will seek the best execution of the Fund’s orders. In the course of achieving best execution, Epoch may place such orders with brokers and dealers who provide market, statistical and other research information to it. Epoch will be authorized, under certain circumstances, when placing Fund transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Epoch’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

“Householding” of Information Statements.  The Trust may furnish only one copy of this information statement to a household, even if more than one shareholder resides in the household, unless the Trust has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this information statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your information statement to be combined with other members of your household, or if the Trust has furnished multiple information statements to your household and you would like the Trust to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS

MAINSTAY TOTAL RETURN FUND

As of the Record Date, the shareholders known by the Fund to own or beneficially own 5% or more of the outstanding interest of each class of the Fund’s shares are described below:

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	8,111.1770	6.61%
	MERRILL LYNCH PIERCE FENNER & SMITH INC – FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	8,293.6120	6.76%
	THERESA COLLINS USUFRUCT JAMES N COLLINS & GENE M COLLINS KAREN T COLLINS & JOHN W COLLINS NAKED OWNERS 4006 WALNUT DR NEW IBERIA LA 70563-3342	10,604.3930	8.65%
Class I	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF MARILYN J VAN ZEVERN 122 PHYLLIS CT VALLEJO CA 94590-8118	466.1880	12.18%
	WEINBERG, ROGER & ROSENFELD 401 (K) PLAN FBO MARGARET FUQUEA 1001 MARINA VILLAGE PKWY STE 200 ALAMEDA CA 94501-6430	817.9200	21.37%
	NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LILLIAN FARHI JOSEPH FARHI POA 1330 212TH ST BAYSIDE NY 11360-1112	1,016.5070	26.56%
	F&M BANK NO VIRGINIA CUST FBO IPC PROTOTYPE PLAN C/O JOHN AMES PO BOX 8095 VIRGINIA BCH VA 23450-8095	1,302.4420	34.03%

A-1

APPENDIX B

ECLIPSE FUNDS, ECLIPSE FUNDS INC.,
THE MAINSTAY FUNDS AND MAINSTAY VP SERIES FUND, INC.

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [  ] day of [    ], 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, Eclipse Funds and MainStay Funds (each a “Trust”) and Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (each a “Company”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust/Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust/Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into Amended and Restated Management Agreements dated August 1, 2008 with the Trust/Company, on behalf of its series, as amended (collectively the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust/Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust/Company and manage such portion of the Trust/Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.	Appointment.

The Manager hereby appoints Epoch Investment Partners Inc. to act as Subadvisor to each series of the Trust/Company designated on Schedule A of this Agreement (each a “Series”) with respect to (i) all of the assets of such Series, in the case of each Series other than the MainStay Income Builder (formerly Total Return) Fund and MainStay VP Income Builder (formerly Total Return) Portfolio, and (ii) those assets of such Series specified on Schedule A as allocated to the Subadvisor, in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio (in the case of either clause (i) or clause (ii) with respect to a Series (as applicable), the “Allocated Assets” of such Series), subject to such written instructions to the Subadvisor and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement, and subject in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio to such written redesignation of Allocated Assets as the Manager may from time to time furnish to the Subadvisor. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust/Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.	Portfolio Management Duties.

Subject to the supervision of the Trust’s/Company’s Board of Trustees/Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.

The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s/Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust/Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust/Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust/Company.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust/Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust/Company’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust/Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust/Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Trust/Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust/Company) as are necessary to assist the Trust/Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust/Company are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Trust’s/Company’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust/Company’s Board with respect to the Series such periodic and special reports as the Trustees/Directors and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust/Company’s Board and by a majority of

Trustees/Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust/Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust/Company to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust/Company assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3.	Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust/Company for management services described under the Management Agreement between the Trust/Company and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.	Broker-Dealer Selection.

The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust/Company, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust/Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.	Disclosure About Subadvisor.

The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust/Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.	Expenses.

During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust/Company shall be responsible for all the expenses of the Trust/Company’s operations, including, but not limited to:

(a) the fees and expenses of Trustees/Directors who are not interested persons of the Manager or of the Trust/Company;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees/Directors of the Trust/Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Trust’s/Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust/Company;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust/Company in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Trust/Company or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust/Company may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust/Company and of its Series with the SEC, registering the Trust/Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust/Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees/Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust/Company’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.	Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust/Company in complying with the Trust/Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s/Company’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust/Company’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust/Company, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust/Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.	Documents.

The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) With respect to each Trust, the Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”), and with respect to each Company, Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b) By-Laws of the Trust/Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Trustees/Directors of the Trust/Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of the Trust/Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Series.

9.	Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust/Company and further agrees to surrender promptly to the Trust/Company any of such records upon the Trust/Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.	Cooperation.

Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust/Company.

11.	Representations Respecting Subadvisor.

The Manager and the Trust/Company agree that neither the Trust/Company, the Manager, nor affiliated persons of the Trust/Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust/Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust/Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.	Confidentiality.

The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.	Control.

Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.	Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust/Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.	Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust/Company, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust/Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust/Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or any affiliated person of the Manager or Trust/Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.	Services Not Exclusive.

The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee/Director, officer or employee of the Trust/Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.	Duration and Termination.

This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees/Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust/Company, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust/Company; (B) at any time without payment of any penalty by the Trust/Company, upon the vote of a majority of the Trust/Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust/Company. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust/Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust/Company is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees/Directors of the Trust/Company, including a majority of the Trustees/Directors of the Trust/Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.	Use of Name.

(a) It is understood that the name Eclipse, MainStay, MainStay VP Series Fund, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust/Company and/or the Series. Upon termination of the Management Agreement between the Trust/Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Epoch Investment Partners, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust/Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust/Company or sales materials with respect to the Trust/Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust/Company and/or the Series. Upon termination of this Agreement, the Trust/Company shall forthwith cease to use such name (or derivative or logo).

20.	Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust/

Company. Absent contrary instructions received in writing from the Trust/Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust/Company, and these records shall be available to the Trust/Company upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.	Notice.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at 640 Fifth Avenue, 18th Floor, New York, NY 10019, Attention: Chairman.

22.	Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [  ] day of [    ], 2009. This Agreement may be signed in counterparts.

New York Life Investment Management LLC
Attest: Name: Title:	By: Name: Title:

Epoch Investment Partners Inc.
Attest: Name: Title:	By: Name: Title:

SCHEDULE A1

As compensation for services provided by Subadvisor with respect to the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

Series	Annual Rate
MainStay Income Builder Fund* (formerly Mainstay Total Return Fund)	50% of the effective gross management fee**

The fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

*	Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.
**	For reference, the management fee schedule for MainStay Total Return Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets in excess of $1 billion.

[1]	This Form of Schedule is only applicable to the Series listed above. This schedule does not reference all Series of the registered investment companies listed in the Subadvisory Agreement.